UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): February 22, 2012

UNIFIED GROCERS, INC.

(Exact name of registrant as specified in its charter)

California	000-10815	95-0615250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Sheila Street, Commerce, CA 90040

(Address of principal executive offices) (Zip Code)

(323) 264-5200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Unified Grocers, Inc. held its annual meeting of shareholders on February 22, 2012. Proxies for the meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934. The purpose of the annual meeting was to elect the Board of Directors for the ensuing year.

The final results of the votes are:

1.	Election of Directors

Class A Directors	Votes For	Withheld Authority
Louis A. Amen	110,600	7,350
John Berberian	111,300	6,650
Oscar Gonzalez	111,300	6,650
Richard E. Goodspeed	111,300	6,650
Terry R. Halverson	111,650	6,300
Paul Kapioski	110,600	7,350
Mark Kidd	111,300	6,650
John D. Lang	111,300	6,650
Jay T. McCormack	111,650	6,300
John Najjar	110,950	7,000
Michael A. Provenzano, Jr.	110,950	7,000
Thomas S. Sayles	111,300	6,650
Michael S. Trask	111,300	6,650
Kenneth Ray Tucker	111,300	6,650
Richard L. Wright	110,950	7,000

Class B Directors	Votes For	Withheld Authority
Darioush Khaledi	317,707	11,453
Mimi R. Song	318,510	10,650
Robert E. Stiles	318,510	10,650

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2012	UNIFIED GROCERS, INC.

	By	/s/ Robert M. Ling Jr.
Robert M. Ling, Jr.,
President, General Counsel and Secretary